                                                                   Exhibit 10.69

                  AMERICREDIT FINANCIAL SERVICES OF CANADA LTD.

                                       and

                                AMERICREDIT CORP.

                                       and

                       MERRILL LYNCH FINANCIAL ASSETS INC.

                                       and

                            MERRILL LYNCH CANADA INC.

       -------------------------------------------------------------------

                 SELLER'S REPRESENTATION AND INDEMNITY COVENANT
                            Dated as of May 10, 2002

       -------------------------------------------------------------------

                                TABLE OF CONTENTS

ARTICLE 1 INTERPRETATION.....................................................  3

Section 1.1   Definitions....................................................  3
Section 1.2   Extended Meanings..............................................  3
Section 1.3   Headings.......................................................  3
Section 1.4   References to Sections and Articles............................  3
Section 1.5   Proper Law of Indemnity Agreement..............................  3
Section 1.6   Invalidity of Provisions.......................................  4

ARTICLE 2 REPRESENTATION AND WARRANTY........................................  4

Section 2.1   Representation and Warranty...................................   4

ARTICLE 3 FEES AND EXPENSES.................................................   5

Section 3.1   Fees and Expenses Related to Indemnification..................   5

ARTICLE 4 INDEMNITIES.......................................................   5

Section 4.1   Indemnification...............................................   5
Section 4.2   Absolute Liability............................................   6
Section 4.3   Joint and Several Liability...................................   6
Section 4.4   Method of Asserting Claims....................................   6
Section 4.5   Contribution..................................................   9
Section 4.6   Other Rights..................................................  10
Section 4.7   Subsequent Payments...........................................  10

ARTICLE 5 MISCELLANEOUS.....................................................  10

Section 5.1   Binding Effect................................................  10
Section 5.2   Successors and Assigns........................................  10
Section 5.3   No Limitation.................................................  11
Section 5.4   Governing Law.................................................  11
Section 5.5   Attornment....................................................  11
Section 5.6   Notices.......................................................  11
Section 5.7   Counterparts..................................................  12

                 SELLER'S REPRESENTATION AND INDEMNITY COVENANT

     Seller's Representation and Indemnity Covenant dated as of May 10, 2002 among AmeriCredit Financial Services of Canada Ltd. ("AmeriCredit Canada"), a company subsisting under the laws of Canada, AmeriCredit Corp. ("AmeriCredit"), a company subsisting under the laws of Texas, Merrill Lynch Financial Assets Inc. (the "Issuer"), a company subsisting under the laws of Canada and Merrill Lynch Canada Inc. (the "Underwriter"), a company subsisting under the laws of Canada.

     RECITALS:

(a) Pursuant to the provisions of a pooling and servicing agreement to be dated on or about May 17, 2002 between the Issuer, AmeriCredit Canada 2002-A Corp., BNY Trust Company of Canada (subject to regulatory approval) or The Trust Company of Bank of Montreal (pending such regulatory approval), AmeriCredit Canada and Bank One, NA, the Issuer will, on the date hereof, create and issue $45,000,000 3 months CDOR + 0.17% Class A-1 Certificates, Series 2002-A, $80,750,000 4.697% Class A-2 Certificates, Series 2002-A, $53,966,000 5.422% Class A-3 Certificates, Series 2002-A, $24,535,000
     7.070% Class B Certificates, Series 2002-A and $19,628,000 8.344% Class C Certificate, Series 2002-A, (collectively, the "Offered Certificates"), which Offered Certificates will be distributed by the Underwriter for resale to the public in the manner provided in the underwriting agreement (the "Underwriting Agreement") dated as of May 10, 2002 between the Issuer, AmeriCredit Canada and the Underwriter;

(b) In furtherance of the issuance and sale of the Offered Certificates by the Issuer, the Issuer and the Underwriter have signed certificates attached to the short-form prospectus dated May 10, 2002 (the "Prospectus") relating to the Offered Certificates;

(c) Pursuant to the Prospectus and in accordance with applicable securities legislation, the Issuer and the Underwriter (to the best of its knowledge) have certified that the Prospectus, together with the documents incorporated therein by reference, constitute full, true and plain disclosure of all material facts relating to the Offered Certificates and that, for the purpose of the Province of Quebec, the Prospectus, as supplemented by the permanent information record, contains no misrepresentation that is likely to affect the value or the market price of the Offered Certificates; and

(d) AmeriCredit Canada and AmeriCredit have agreed to indemnify the Issuer and the Underwriter from and against losses, claims, expenses and liabilities which the Issuer or the Underwriter may suffer or incur with respect to any Misrepresentation (as defined herein) contained in the Prospectus (as defined herein), or any amendment or supplement thereto, in accordance with the terms hereof.

     In consideration of the foregoing and the mutual agreements contained herein (the receipt and adequacy of which are acknowledged), the parties agree as follows:

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                                       3

                                   ARTICLE 1
                                 INTERPRETATION

Section 1.1  Definitions.

(1) In this Indemnity Agreement, the following terms will have the following meanings:

     "Claim" has the meaning ascribed thereto in Section 4.1 hereof.

     "Indemnified Parties" means each of the Issuer and the Underwriter, and each of their officers, directors, employees, representatives and agents.

     "Indemnity Agreement" means this Seller's representation and indemnity covenant as amended, modified, restated or replaced from time to time, and the expressions "herein", "hereof", "hereto", "hereunder", and similar expressions refer to this Indemnity Agreement and not to any Article or Section hereof.

     "Misrepresentation" means (i) an untrue statement of a material fact, or
     (ii) an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made; and "material fact" means a fact that significantly affects, or that would reasonably be expected to have a significant effect on, the market price or value of the Offered Certificates.

(2) All capitalized terms used herein or in the recitals hereto without definition shall have the meaning ascribed thereto in the Prospectus.

Section 1.2  Extended Meanings.

     In this Indemnity Agreement, words importing the singular number include the plural and vice versa, and words importing gender include all genders.

Section 1.3  Headings.

     Article and Section headings are not to be considered part of this Indemnity Agreement, are included solely for convenience of reference, and do not define, limit or enlarge the construction or interpretation hereof.

Section 1.4  References to Sections and Articles.

     Unless otherwise provided, all references herein to Sections or Articles are references to Sections and Articles of this Indemnity Agreement.

Section 1.5  Proper Law of Indemnity Agreement.

     This Indemnity Agreement will be governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

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                                       4

Section 1.6       Invalidity of Provisions.

         Save and except for any provision or covenant contained herein which is fundamental to the subject matter of this Indemnity Agreement, the invalidity or unenforceability of any provision or covenant hereof or herein contained will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant will be deemed to be severable.

                                  ARTICLE 2
                           REPRESENTATION AND WARRANTY

Section 2.1       Representation and Warranty.

         AmeriCredit Canada and AmeriCredit represent and warrant to the Indemnified Parties that the Prospectus and any supplements to the Prospectus contain no Misrepresentation in the following sections of the Prospectus or any amendment to the Prospectus or any corresponding section of pages 1 and 2 of the Prospectus, the Summary in the Prospectus or definitions in Appendix "A" of the Prospectus or any amendment to the Prospectus:

         (a)      The Seller;

         (b)      The Servicer;

         (c)      Guarantor;

         (d)      Description of the Automobile Loan Pool;

         (e)      Certain Legal Aspects of the Automobile Loans;

         (f)      Cash Flow;

         (g)      Use of Proceeds;

         (h)      Description of the Certificates;

         (i)      Hedging Contracts;

         (j)      Yield and Prepayment Considerations;

         (k) Description of the Purchase Agreement and the Pooling and Servicing Agreement;

         (l)      Risk Factors/ Investment Considerations;

         (m)      Material Contracts; and

         (n)      Transfer Agent and Registrar.

                                   ARTICLE 3
                                FEES AND EXPENSES

Section 3.1       Fees and Expenses Related to Indemnification.

         The indemnity obligations of AmeriCredit Canada and AmeriCredit to the Indemnified Parties in Article 4 shall include: (a) any and all reasonable charges, fees, costs, claims, expenses, and other obligations owing by the Indemnified Parties of any kind in respect of any Claim, including without limitation any interest, fines or penalties payable; and (b) any and all reasonable out-of-pocket expenses (including without limitation reasonable legal fees and disbursements) incurred by the Indemnified Parties in investigating or attempting to avoid any Claims or in enforcing any of their rights under this Indemnity Agreement. All the foregoing obligations together with any amount owing pursuant to section 4.1 hereto are collectively referred to herein as the "Obligations".

                                    ARTICLE 4
                                   INDEMNITIES

Section 4.1       Indemnification.

(1) AmeriCredit Canada and AmeriCredit hereby irrevocably and unconditionally agree to indemnify and save harmless each of the Indemnified Parties from and against 100% of all losses (except lost profits of the Underwriter in connection with the sale of the Offered Certificates), claims, costs, damages, demands, expenses and liabilities which any of the Indemnified Parties may suffer, incur or be the subject of (whether under the provisions of any statute or otherwise) (the "Claims"), from time to time, and which are in any way caused by or derived directly or indirectly by reason of, from or in consequence of:

         (a) any Misrepresentation in the Prospectus or in any amendment thereto to the date hereof or in any document incorporated by reference therein with respect to items (a), (b), (c), (d) and
             (e) of Section 2.1 of this Indemnity Agreement; or

         (b) any order made or inquiry, investigation or proceeding commenced or threatened by any regulatory authority or other authority in Canada or in any province or territory of Canada based upon any matter referred to in paragraph (a) above.

(2) AmeriCredit Canada and AmeriCredit hereby irrevocably and unconditionally agree to indemnify and save harmless each of the Indemnified Parties from and against 50% of all losses (except lost profits of the Underwriter in connection with the sale of the Offered Certificates), claims, costs, damages, demands, expenses and liabilities which any of the Indemnified Parties may suffer, incur or be the subject of (whether under the provisions of any statute or otherwise) (the "Claims"), from time to time, and which are in any way caused by or derived directly or indirectly by reason of, from or in consequence of:

         (a) any Misrepresentation in the Prospectus or in any amendment thereto to the date hereof or in and document incorporated by reference therein with respect to items

             (f), (g), (h), (i), (j), (k), (l), (m) or (n) of Section 2.1
             of this Indemnity Agreement; or

         (b) any order made or inquiry, investigation or proceeding commenced or threatened by any regulatory authority or other authority in Canada or in any province or territory of Canada based upon any matter referred to in paragraph (a) above.

Section 4.2       Absolute Liability.

         The liability of AmeriCredit Canada and AmeriCredit under this Indemnity Agreement shall be absolute, unconditional and remain undiminished irrespective of:

         (a) any contest by AmeriCredit Canada or AmeriCredit or by any other person or entity as to the amount of the Obligations or the validity or enforceability of this Indemnity Agreement;s and

         (b) to the fullest extent permitted by law, any other circumstances which might otherwise constitute a defence available to, or a discharge of, AmeriCredit Canada or AmeriCredit in respect of the Obligations.

Section 4.3       Joint and Several Liability.

         The liability of AmeriCredit Canada and AmeriCredit under this Indemnity Agreement shall be joint and several.

Section 4.4       Method of Asserting Claims.

(1) If any Indemnified Party receives notice of or otherwise becomes aware of any Claim asserted against such Indemnified Party, the Indemnified Party concerned shall forthwith notify AmeriCredit Canada and AmeriCredit of the nature of such Claim in writing (provided that any failure to so notify shall not affect the liability of AmeriCredit Canada or AmeriCredit under this Section unless and only to the extent that AmeriCredit Canada or AmeriCredit shall be actually prejudiced thereby), which notice shall specify, in reasonable detail to the extent then known, the nature and estimated amount of the Claim. If AmeriCredit Canada or AmeriCredit receives notice of or otherwise becomes aware of any Claim, it shall forthwith notify any affected Indemnified Party of such Claim in writing, which notice shall specify, in reasonable detail to the extent then known, the nature and estimated amount of the Claim.

(2) AmeriCredit Canada or AmeriCredit shall, forthwith after the receipt of notice of a Claim from an Indemnified Party or the delivery of notice of a Claim to an Indemnified Party, as the case may be, either pay and settle such Claim, or subject as hereinafter provided, be entitled (but not required) to assume the defence on behalf of the Indemnified Party of any suit brought to enforce such a Claim; provided, however, that the defence shall be through legal counsel engaged and paid for solely by AmeriCredit Canada or AmeriCredit and acceptable to the Indemnified Party, acting reasonably, and no admission of liability or settlement shall be made by AmeriCredit Canada, AmeriCredit or the Indemnified Party without, in each case, the prior written consent of AmeriCredit

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                                       7

         Canada and AmeriCredit and the Indemnified Party, such consent not to be unreasonably or arbitrarily withheld or delayed. An Indemnified Party shall have the right to employ separate counsel in any such suit and participate in the defence thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
         (a) the employment of such counsel has been authorized by AmeriCredit Canada or AmeriCredit; (b) AmeriCredit Canada or AmeriCredit, as the case may be, has not, within a reasonable time after receiving written notice, employed counsel to have charge of the defence of such action; or (c) the named parties to any such suit include the Indemnified Party and the Indemnified Party shall have been advised by counsel that there may be one or more legal defences available to the Indemnified Party which are different from or in addition to those available to AmeriCredit Canada or AmeriCredit, as the case may be (in which case AmeriCredit Canada or AmeriCredit, as the case may be, shall not have the right to assume the defence of such suit on behalf of the Indemnified Party but AmeriCredit Canada or AmeriCredit, as the case may be, shall be liable in accordance with the provisions of Section
         3.1 to pay the reasonable fees and disbursements of counsel for the Indemnified Party).

(3) If AmeriCredit Canada or AmeriCredit undertakes, conducts and controls the settlement or defence of such Claim, AmeriCredit Canada or AmeriCredit, as the case may be, shall permit the relevant Indemnified Party to participate in such settlement or defence, at the option of the Indemnified Party. Notwithstanding the foregoing, the prior written consent of such Indemnified Party shall be required, such consent not to be unreasonably or arbitrarily withheld or delayed, for any consent to judgment or other similar act, or any settlement AmeriCredit Canada or AmeriCredit proposes to enter into in respect of a Claim, which provides for or would result in: (a) the granting of equitable relief against such Indemnified Party; (b) any admission or deemed admission of liability or default on the part of such Indemnified Party; or (c) the granting of any other relief or remedy which, in the opinion of such Indemnified Party, acting reasonably, would otherwise impair the reputation of such Indemnified Party.

(4) If AmeriCredit Canada or AmeriCredit is unsuccessful in its defence of a Claim in whole or in part or fails to comply with the terms of settlement pertaining thereto and the person or entity making such Claim is entitled to assert a right to recover any amount from an Indemnified Party, any amount paid by such an Indemnified Party in satisfaction of such Claim shall be added to and form part of the Obligations.

(5) If AmeriCredit Canada or AmeriCredit does not undertake, conduct and control the settlement or defence of a Claim forthwith following the receipt of notice of such Claim, the relevant Indemnified Party shall have the right, but not the obligation, upon notice to AmeriCredit Canada and AmeriCredit to contest, settle or compromise the Claim in its sole discretion. Any payment made by such Indemnified Party to settle or compromise such Claim, together with the fees and expenses of counsel incurred in connection thereto, shall be added to and form part of the Obligations.

(6) AmeriCredit or AmeriCredit Canada shall make payment of the Obligations in respect of any Claim forthwith after payment of such Claim is properly made or owing by an Indemnified Party and a demand for payment is made in writing by such an Indemnified

         Party to it, and all fees and expenses of counsel which an Indemnified Party is entitled to receive under this Agreement shall be reimbursed by AmeriCredit Canada or AmeriCredit as they are incurred.

(7) If any action is instituted against AmeriCredit Canada or AmeriCredit as a result of any matter referred to in Section 4.1 hereof or if any payment is made by AmeriCredit Canada or AmeriCredit pursuant to this Section, AmeriCredit Canada or AmeriCredit shall not make any claim for contribution against the Underwriter or any of the other Indemnified Parties.

(8) Notwithstanding any other Section or provision contained in this Indemnity Agreement, the rights to indemnity and contribution contained in Section 4.1 hereof shall survive the Closing Date and the sale of the Offered Certificates, and shall continue in full force and effect unaffected by any disposition or re-distribution by any purchaser of the Offered Certificates.

(9) Notwithstanding Section 4.1, the parties agree that AmeriCredit Canada and AmeriCredit shall not be responsible to any Indemnified Party with respect to any action or failure to act which constitutes negligence or wilful misconduct on the part of such Indemnified Party.

(10) The rights of indemnity contained in Section 4.1 hereof shall not enure to the benefit of the Underwriter if the Obligations arise from any Claim by any purchaser who was not provided with a copy of the Prospectus or any amendment or supplement thereto, if applicable, which corrects any Misrepresentation which is the basis of such claim and which was required under applicable Canadian securities laws to be delivered to such purchaser by the Underwriter.

(11) In the event of any Claim, the defence of which is being undertaken and controlled by AmeriCredit Canada or AmeriCredit, the relevant Indemnified Parties will use all reasonable efforts to make available to AmeriCredit Canada or AmeriCredit, as the case may be, those employees whose assistance, testimony or presence is necessary to assist AmeriCredit Canada or AmeriCredit, as the case may be, in evaluating and in defending any such Claim; provided that AmeriCredit Canada or AmeriCredit, as the case may be, shall be responsible for the reasonable expense associated with any employees made available by an Indemnified Party to AmeriCredit Canada or AmeriCredit hereunder, which expense shall be equal to an amount to be mutually agreed upon per person per hour or per day for each day or portion thereof that such employees are assisting AmeriCredit Canada or AmeriCredit and which expenses shall not exceed the actual cost to such Indemnified Party associated with such employees. Such expense shall be added to and form part of the Obligations.

(12) The relevant Indemnified Party shall make available to AmeriCredit Canada or AmeriCredit, as the case may be, or their respective representatives on a timely basis, all documents, records and other materials in the possession of such Indemnified Parties, at the expense of AmeriCredit Canada or AmeriCredit, as the case may be, reasonably required by AmeriCredit Canada or AmeriCredit for its use in defending any Claim and shall otherwise cooperate on a timely basis with AmeriCredit Canada or AmeriCredit, as the case may be, in the defence of such Claim.

Section 4.5    Contribution.

         (a) In order to provide for just and equitable contribution in circumstances in which the indemnity provided in Section 4.1 hereof is due in accordance with its terms but is, for any reason, held to be unavailable to or unenforceable by the Underwriter or enforceable by the Underwriter otherwise than in accordance with its terms, to the extent permitted by applicable law, AmeriCredit Canada and AmeriCredit and the Underwriter shall contribute to the aggregate of all Obligations to the Underwriter in such proportions as is appropriate to reflect the relative benefits received by AmeriCredit Canada or AmeriCredit and the Underwriter from the distribution of the Offered Certificates and the relative benefits received by the Underwriter shall be deemed to be the aggregate fee payable by AmeriCredit Canada to the Underwriter under the Underwriting Agreement in connection with the sale of the Offered Certificates (plus or minus the amount by which the aggregate price paid to the Underwriter for the Offered Certificates by purchasers exceeds or is less than the proceeds of the Offered Certificates paid by the Underwriter to the Issuer), and AmeriCredit Canada or AmeriCredit shall be responsible for the balance; provided that, in any event, the Underwriter shall not be liable to contribute, in the aggregate, any amount in excess of such aggregate fee or any portion thereof actually received by such Underwriter.

         (b) In the event that the allocation provided by paragraph (a) above is not permitted by applicable law, AmeriCredit Canada or AmeriCredit and such Underwriter shall contribute to the aggregate of all Obligations to the Underwriter in such proportions as is appropriate to reflect not only the relative benefits referred to in paragraph (a) but also the relative fault of AmeriCredit Canada and AmeriCredit or the Issuer, on the one hand, and the Underwriter, on the other hand. The relative fault of AmeriCredit Canada, AmeriCredit and the Issuer and of the Underwriter shall be determined by reference to, among other things, whether a Misrepresentation or alleged Misrepresentation or order, inquiry, investigation or other matter or thing which resulted in such Obligations relates to information supplied by or steps or actions taken or done by or on behalf of AmeriCredit Canada, AmeriCredit or the Issuer, on the one hand, or to information supplied by or steps or actions taken or done by or on behalf of the Underwriter in its capacity as Underwriter, on the other hand, and the relative intent, knowledge, access to information and opportunity to correct or prevent such Misrepresentation or alleged Misrepresentations order, inquiry, investigation or other matter or thing (in the case of the Underwriter, in its capacity as Underwriter).

         (c) Subject to subsection 4.5(d) hereof, in the event that AmeriCredit Canada or AmeriCredit may be held to be entitled to contribution from the Underwriter under the provisions of any statute or otherwise pursuant to applicable law, the entitlement of AmeriCredit Canada or AmeriCredit, as the case may be, shall be limited to an amount not exceeding the lesser of (a) the portion of the full amount of the loss or liability giving rise to such contribution for which the Underwriter is responsible, as determined pursuant to subsection 4.5(a) or (b) hereof; and (b) the amount of any fees actually received by the Underwriter under the terms hereof plus or minus the amount by which the aggregate price paid to the Underwriter for the Offered Certificates by purchasers exceeds or is less than the proceeds of the Offered Certificates paid by the Underwriter to the Issuer.

         (d) If any action is instituted against AmeriCredit Canada or AmeriCredit as a result of any matter referred to in Section 4.1 hereof or if any payment is made by AmeriCredit Canada or AmeriCredit pursuant to this section, AmeriCredit Canada or AmeriCredit, as the case may be, shall not make any claim for contribution against the Underwriter or any of the other Indemnified Parties except to the extent permitted by Section 4.2, Section 4.4 and Section 4.6 hereof.

Section 4.6    Other Rights.

         The rights to indemnity and contribution provided herein shall be in addition to and not in derogation of any other right to contribution which the Underwriter or any other Indemnified Party may have by statute or otherwise pursuant to applicable law.

Section 4.7    Subsequent Payments.

         If, after payment by AmeriCredit Canada or AmeriCredit of any Claim, any Indemnified Party should receive any payment in respect thereof from a third party, such Indemnified Party shall hold such payment in trust for, and promptly upon receipt remit such payment to AmeriCredit Canada or AmeriCredit, as the case may be.

                                   ARTICLE 5
                                  MISCELLANEOUS

Section 5.1    Binding Effect.

         (a) The provisions of this Indemnity Agreement shall be binding upon and enure to the benefit of AmeriCredit Canada, AmeriCredit, the Issuer, the Underwriter and their respective successors and permitted assigns.

         (b) The Underwriter hereby holds AmeriCredit Canada's and AmeriCredit's obligations hereunder in trust for the benefit of all Indemnified Parties other than the signatories hereto.

Section 5.2    Successors and Assigns

         Any change or changes in the name or reorganization (whether by way of reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) of AmeriCredit Canada or AmeriCredit or their respective businesses shall not affect or in any way limit or lessen the liability of AmeriCredit Canada or AmeriCredit hereunder. This Indemnity Agreement may not

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                                       11

be assigned without the prior written consent of the other parties hereto and shall be binding upon the parties hereto and their respective successors and permitted assigns. The Underwriter or any other Indemnified Party shall be entitled to assign any or all of the benefits hereunder without limitation in the event that such Person assigns any or all of its benefits under the Underwriting Agreement, but only to the extent of such assignment and only to the assignee of such benefits.

Section 5.3  No Limitation.

     This Indemnity Agreement is in addition to and without limitation of any other indemnity or indemnities made in favour of the Indemnified Parties in connection with the transactions contemplated by the Prospectus.

Section 5.4  Governing Law

     This Indemnity Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

Section 5.5  Attornment

     For the purpose of all legal proceedings this Indemnity Agreement shall be deemed to have been performed in the Province of Ontario and the courts of the Province of Ontario shall have jurisdiction to entertain any action arising under this Agreement. AmeriCredit Canada, AmeriCredit, the Issuer and the Underwriter each hereby attorns to the jurisdiction of the courts of the Province of Ontario.

Section 5.6  Notices.

     All notices and other communications provided for hereunder must, unless otherwise stated herein, be in writing and faxed or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address designated by such party in a written notice in the manner contemplated in this Section 5.4 to the other parties hereto. Any such notice or other communication shall be deemed to have been given as of the date received, if received prior to 4:00 p.m. on a Business Day; if received on a day other than a Business Day or on a Business Day after 4:00 p.m., any such notice been shall deemed to have given on the next following Business Day.

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                                       12

Section 5.7  Counterparts.

     This Indemnity Agreement may be executed in counterparts (including counterparts by facsimile), each of which shall be deemed to be an original and which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties have executed this Indemnity Agreement.


                                          AMERICREDIT FINANCIAL
                                          SERVICES OF CANADA LTD.


                                  By:    ______________________________________
                                  Name:   Preston A. Miller
                                  Title:  Executive Vice President and Treasurer

                                  By:    ______________________________________
                                  Name:   J. Michael May
                                  Title:  Senior Vice President

                                         Address for Notices:

                                         AmeriCredit Financial Services, Inc.
                                         801 Cherry Street
                                         Ft. Worth, TX 76102

                                         Attention:  Michael May
                                         Facsimile:  (817) 302-7915


                                          AMERICREDIT CORP.

                                  By:    ______________________________________
                                  Name:   Preston A. Miller
                                  Title:  Executive Vice President

                                  By:    ______________________________________
                                  Name:   J. Michael May, Senior Vice President

                                         Address for Notices:

                                         AmeriCredit Financial Services, Inc.
                                         801 Cherry Street
                                         Ft. Worth, TX 76102

                                         Attention:  Michael May
                                         Facsimile:  (817) 302-7915

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                                       13

                                          MERRILL LYNCH FINANCIAL
                                          ASSETS INC.


                                   By:    ______________________________________
                                   Name:   Susan Rimmer
                                   Title:  Chief Financial Officer

                                   By:    ______________________________________
                                   Name:   Lynn K. Patterson
                                   Title:  President

                                          Address for Notices:

                                          Merrill Lynch Canada Inc.
                                          BCE Place, Bay-Wellington Tower
                                          181 Bay Street, 5/th/ Floor
                                          Toronto, ON M5J 2V8

                                          Attention: Susan Rimmer
                                          Facsimile: (416) 369-2106


                                          MERRILL LYNCH CANADA INC.


                                   By:    ______________________________________
                                   Name:   Ana Sainz
                                   Title:  Authorized Signatory

                                          Address for Notices:

                                          Merrill Lynch Canada Inc.
                                          BCE Place, Bay-Wellington Tower
                                          181 Bay Street, 5/th/ Floor
                                          Toronto, ON M5J 2V8

                                          Attention: Susan Rimmer
                                          Facsimile: (416) 369-2106